INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
10.	INCOME TAXES

The amounts of U.S. and foreign income before income taxes, with a reconciliation of tax at the federal United States statutory rate (34%) and the South African statutory rate (28%) with the provision for income taxes were:

	2011	2010

Loss (earnings) before income taxes:
United States	$890,941	$1,069,902
Foreign	271,773	(58,337)
	$1,162,714	$1,011,565
Computed "expected" income tax expense (benefit)	$(395,300)	$(343,900)
State income taxes, net of federal benefit	(46,500)	(40,500)
Travel, entertainment and other	3,700	10,100
Valuation allowance	438,100	374,300
Income tax expense (benefit)	$-	$-

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Major components of deferred tax assets and liabilities at December 31, 2011 and 2010 were:

	2011	2010

Net operating loss carryforwards	$1,660,200	$1,381,600
Capital loss carryforwards	630,100	478,300
Investments	(86,700)	8,900
Foreign operations	103,300	-
Total deferred tax assets	2,306,900	1,868,800
Valuation allowance	(2,306,900)	(1,868,800)
Net deferred tax assets	$-	$-

The Company has a net operating loss carryforward of approximately $4,369,000 which will expire at various dates beginning in 2024 through 2031, if not utilized. The Company has a capital loss carryforward of $1,658,000 which expires between 2015 and0 2016 if not utilized. The tax basis of investments is less than their book cost by approximately $228,000.